UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2022

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the "Company") was held on May 25, 2022 (the "Annual Meeting"). At the Annual Meeting, three proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 14, 2022 (the "Proxy Statement"). The following is a brief description of each proposal and the results of the stockholders' votes.

Election of Directors. Prior to the meeting, the Board designated each of the persons named below as nominees for election as directors. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

Nominee	For	Against	Abstain	Broker non-votes
A.R. Alameddine	200,327,704	4,478,070	81,553	12,054,794
Lori G. Billingsley	204,132,613	676,217	78,497	12,054,794
Edison C. Buchanan	197,672,759	6,457,163	757,405	12,054,794
Maria S. Dreyfus	203,702,348	1,106,935	78,044	12,054,794
Matthew M. Gallagher	200,618,214	4,189,727	79,386	12,054,794
Phillip A. Gobe	195,983,667	8,144,366	759,294	12,054,794
Stacy P. Methvin	202,649,466	2,158,938	78,923	12,054,794
Royce W. Mitchell	202,242,991	2,564,068	80,268	12,054,794
Frank A. Risch	196,791,974	7,337,005	758,348	12,054,794
Scott D. Sheffield	202,388,774	2,423,403	75,150	12,054,794
J. Kenneth Thompson	155,206,882	49,571,141	109,304	12,054,794
Phoebe A. Wood	196,658,088	8,141,855	87,384	12,054,794

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company's independent auditors for 2022 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	208,043,501
Against	8,821,272
Abstain	77,348
Broker non-votes	—

Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	200,107,051
Against	4,451,131
Abstain	329,145
Broker non-votes	12,054,794

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
______________________
(a)    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	May 31, 2022